UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 30, 2006

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine	0-8862	01-00185800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (860) 646-6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K FOR FIRST HARTFORD CORPORATION

Item 2.02         Results of Operations

Item 8.01         Other Events

On May 30, 2006, First Hartford (the "Company") issued a Press Release announcing a special cash dividend of $.10 (ten cents) a share for stockholders of record on June 16, 2006 payable June 30, 2006.  A copy of this Press Release is furnished as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits.

The following Exhibit shall be deemed to be filed or forwarded depending on the relevant item requiring such Exhibit in accordance with the provisions of Item 601 of Regulations S-K.

99.1     Press Release dated May 30, 2006

May 30, 2006

First Hartford Corporation

/s/ Stuart I. Greenwald
     Stuart I. Greenwald
     Treasurer and Secretary